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                                                                   EXHIBIT 10.19


                                                            Certificate No. XXXX


                              CORAL SYSTEMS, INC.

                       INCENTIVE STOCK OPTION CERTIFICATE

     Holder:
     Exercise Price:
     Date of Grant:
     Number of Shares:


     This certifies that the above named holder (the "Holder") is the holder of an incentive stock option (the "Option") to acquire at the exercise price per share specified above the number of shares of the common stock, $.001 par value per share (the "Stock"), of Coral Systems, Inc., a Colorado corporation (the "Company"), specified above. The Option evidenced by this Certificate is intended to qualify as an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time, is granted as of the date specified above and expires, unless sooner terminated, at 5:00 P.M., Longmont, Colorado, time 10 years from such date.

     This Certificate is issued as evidence of the Option granted to the Holder pursuant to the Company's Stock Option Plan effective October 27, 1992 (the "Plan"). The Option is subject to all terms and conditions of the Plan, as modified by the resolutions of the Compensation Committee of the Company, all of which provisions are incorporated by reference herein. To the extent the Plan's provisions and Compensation Committee resolutions conflict with those of this Certificate, the Plan's provisions and Compensation Committee's resolutions shall supersede and control. A copy of the Plan is available on request from the Company. The Plan requires, among other things, that as a condition to exercising the Option the Holder shall execute a Shareholders' Agreement that imposes restrictions on the transfer of the shares of the Stock.

     The Option shall become exercisable in increments if the Holder is continuously employed from the date of grant through the following vesting dates: 25% of the grant will vest upon the one year anniversary of the date of grant above; 25% of the grant will vest upon the two year anniversary date of the grant above; 25% of the grant will vest upon the three year anniversary of the date of grant above; and 25% of the grant will vest upon the four year anniversary of the date of grant above. The foregoing vesting schedule supersedes Section 6.3 (c) (ii) of the Plan. Except as set forth in Section 7.3 of the Plan, the Option shall not be exercisable as to any shares as to which are unvested, regardless of the circumstances under which the Holder is no longer employed by the Company.

     The Holder shall have 90 days from the date the Holder is no longer employed by the Company for any reason whatsoever to exercise and purchase the vested portion of the Holder's option as of the termination date. In the event the Holder fails to exercise and purchase the vested portion of the Holder's options within such period, all vested options shall terminate and

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be of no further force or effect. In the event the Holder has not been employed by the Company for any reason for two uninterrupted years from the commencement date of the Holder's employment with the Company, the Company shall have the right, for a period of 180 days after the Holder is no longer employed by the Company, to purchase from the Holder at the exercise price (as adjusted for any stock split, stock dividend, subdivision, consolidation, combination, reclassification or recapitalization) all shares purchase by the Holder as a result of the exercise of any vested portion of the Option by the Holder. A form of written notice for the purpose of exercising the Option is attached.




                                       CORAL SYSTEMS, INC.



Dated:                                 /s/ ERIC A. JOHNSON
                                       -------------------------------------
                                       Eric A. Johnson, President & CEO





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         The undersigned Holder hereby exercises the Option described in this
Certificate as to the number of shares specified below and includes herewith the purchase price for such shares.


Number of Shares:            _____________________________________

Signature of Holder:         _____________________________________

Printed Name:                _____________________________________

Fiduciary Capacity (if any): _____________________________________

Address:                     _____________________________________

                             _____________________________________

Telephone:                   _____________________________________

Social Security Number:      _____________________________________

Signature Guarantee:         _____________________________________

Printed Name:                _____________________________________

Address:                     _____________________________________

Date:                        _____________________________________

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                       Schedule of Officers and Directors
                             Who are Parties to the
                                Option Agreement




                  Eric A. Johnson

                  Kyle D. Hubbart

                  Howard Kaushansky

                  Thomas E. Fedro

                  Sunil Prakash

                  Thomas F. Prosia

                  Donald J. Winters, Jr.

                  Jeffrey R. Hultman

                  William F. Nicklin

                  Thomas G. Washing